UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549


                                         FORM 8-K


                      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                            OF
                           THE SECURITIES EXCHANGE ACT OF 1934


                                      DATE OF REPORT
                    (Date of Earliest Event Reported): April 29, 2002


                               HOLIDAY RV SUPERSTORES, INC.
                    (Exact Name of Registrant as Specified in Charter)


         DELAWARE                        0-16448                  59-1834763
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



                          200 East Broward Boulevard, Suite 920
                              Ft. Lauderdale, Florida 33301
                   (Address of Principal Executive Offices) (Zip Code)

                              Registrant's Telephone Number,
                           Including Area Code: (954) 522-9903





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ITEM 5. Other Events. Attached as Exhibit 99. 1 is the press release issued by
Holiday RV Superstores, Inc. dated April 29, 2002 related to the transfer of its common stock listing from the Nasdaq National Market to the Nasdaq SmallCap Market. The press release is incorporated by reference into this Current Report on Form 8-K.


ITEM 7. Financial Statements and Exhibits.


        (c)  Exhibits.

             99.1        Press release dated April 29, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HOLIDAY RV SUPERSTORES, INC.


                                       By: /s/ Casey L. Gunnell
                                           ------------------------
                                           Casey L. Gunnell,
                                           President and Chief Financial Officer

Dated:  May 1, 2002